UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                   MAY 16, 1996
                                                                   ------------

                            FRC RACING PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


     33-55254-17                                    87-0434298
(Commission File Number)              (IRS Employer Identification Number)

101 NORTH INDUSTRIAL PARKWAY, WEST UNION, IA                         52175
  (Address of principal executive office)                          (Zip Code)

Registrant's telephone number, including area code               (319) 422-6244
                                                                 --------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant and its principal accounting firm, Coopers & Lybrand L.L.P., have ceased their client-auditor relationship effective May 16, 1996.

Coopers & Lybrand has not reported on the financial statements of the Registrant as of and for any years ended.

There have been no disagreements with Coopers & Lybrand on any matter of accounting principals or practice, financial statement disclosure, or auditing scope or procedure.


ITEM 7.  FINANCIAL REPORTS AND EXHIBITS

     (c)  Exhibits:

          16. (1) Letter dated May 16, 1996 to the Registrant from Coopers & Lybrand confirming cessation of the client-auditor relationship, and (2) Letter dated May 23, 1996 to the SEC from Coopers & Lybrand confirming agreement with the statements contained in this Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

                                                     FRC Racing Products, Inc.


Dated May 23, 1996                                   By:   /s/ John Shaw
                                                        -----------------------
                                                              John Shaw
                                                    Its Chief Operating Officer